Investment Strategy - AMERICAN HIGH INCOME TRUST	Sep. 30, 2024
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 / BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities tied economically to countries outside the United States.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.